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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 18, 1998


                             UNITED NATIONAL BANCORP
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             (Exact name of registrant as specified in its charter)


                                   New Jersey
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                 (State or other jurisdiction of incorporation)

                    000-16931                  22-2894827
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           (Commission File Number) (IRS Employer Identification No.)

             1130 Route 22 East, Bridgewater, New Jersey 08807-0010
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                    (Address of principal executive offices)

                                 (908) 429-2200
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              (Registrant's telephone number, including area code)


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
Item 5.  Other Events.

The Company entered into long-term employment and change in control agreements with eight executive officers on August 18, 1998, which were effective as of July 1, 1998. The agreements contain employment provisions for 5 years which may be terminated under certain conditions with certain payments. In the event of a change-in-control of the Company, as defined, the Executive would be entitled to lump sum payments of 2.99 times (in the case of Mr. Gregor) or 2.0 times annual compensation, as well as certain tax gross-up protections. These agreements are modeled after (with certain changes) previous agreements with the Company executives which generally were entered into in 1994 and expired June 30, 1998.


Item 7.  Financial Statements and Exhibits.

     Exhibits

     (10)  Material Contracts:

          a) "Employment and Change-in-Control Agreement" by and between Thomas C. Gregor, United National Bancorp and United National Bank dated as of July 1, 1998.
          b) "Employment and Change-in-Control Agreement" by and between Warren R. Gerleit, United National Bancorp and United National Bank dated as of July 1, 1998.
          c) "Employment and Change-in-Control Agreement" by and between Donald W. Malwitz, United National Bancorp and United National Bank dated as of July 1, 1998.
          d) "Employment and Change-in-Control Agreement" by and between Ralph L. Straw, United National Bancorp and United National Bank dated as of July 1, 1998.
          e) "Employment and Change-in-Control Agreement" by and between John J. Cannon, United National Bancorp and United National Bank dated as of July 1, 1998.
          f) "Employment and Change-in-Control Agreement" by and between Joanne F. Herb, United National Bancorp and United National Bank dated as of July 1, 1998.
          g) "Employment and Change-in-Control Agreement" by and between Richard Abrahamian, United National Bancorp and United National Bank dated as of July 1, 1998.
          h) "Employment and Change-in-Control Agreement" by and between Richard G. Tappen, United National Bancorp, United National Bank and United Commercial Capital Group, Inc. dated as of July 1, 1998.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   UNITED NATIONAL BANCORP

Dated: August 28, 1998                          By:  /s/Thomas C. Gregor
                                                    -----------------------
                                                       Thomas C. Gregor
                                                   Chairman, President and
                                                   Chief Executive Officer

                                Index to Exhibits



Exhibit No.                Description

       10(a) "Employment and Change-in-Control Agreement" by and between Thomas C. Gregor, United National Bancorp and United National Bank dated as of July 1, 1998.
       10(b) "Employment and Change-in-Control Agreement" by and between Warren R. Gerleit, United National Bancorp and United National Bank dated as of July 1, 1998.
       10(c) "Employment and Change-in-Control Agreement" by and between Donald W. Malwitz, United National Bancorp and United National Bank dated as of July 1, 1998.
       10(d) "Employment and Change-in-Control Agreement" by and between Ralph L. Straw, United National Bancorp and United National Bank dated as of July 1, 1998.
       10(e) "Employment and Change-in-Control Agreement" by and between John J. Cannon, United National Bancorp and United National Bank dated as of July 1, 1998.
       10(f) "Employment and Change-in-Control Agreement" by and between Joanne F. Herb, United National Bancorp and United National Bank dated as of July 1, 1998.
       10(g) "Employment and Change-in-Control Agreement" by and between Richard Abrahamian, United National Bancorp and United National Bank dated as of July 1, 1998.
       10(h) "Employment and Change-in-Control Agreement" by and between Richard G. Tappen, United National Bancorp, United National Bank and United Commercial Capital Group, Inc. dated as of July 1, 1998.